Backblaze ©2026 | 1 November 2, 2026 Q3 2026 Results Gleb Budman CEO and Co-Founder Backblaze Marc Suidan CFO

Backblaze ©2026 | 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements, which are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current assumptions and expectations of future events and often can be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” and “would,” variations of such words or the negative thereof, and similar expressions or future dates. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, financial guidance, future operations, future financial position, future revenue, projected costs, planned investments and initiatives, prospects, plans, objectives of management and general economic trends and trends in the industry and markets are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements, including that our AI customer revenue is early-stage and widespread adoption is uncertain; we may not achieve the growth rates implied by current trends; estimates of addressable market size and market opportunity are based on internal assumptions and third-party data that may prove inaccurate or may not reflect actual market conditions; our sales and marketing and cost-saving initiatives may not achieve their intended results; new features and price changes may not have the anticipated impact; supply availability, volatility and pricing may adversely affect our business; our strategic agreement with CoreWeave involves a delivery model and is subject to risks related to customer concentration, ramp timing, consumption levels, and our ability to scale operations, any of which could cause actual revenue to differ from contracted amounts. Additional risks are set forth under “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The risks described are not exhaustive. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may differ materially from those expressed or implied in these forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation, except as required by applicable law. Non-GAAP Financial Measures This presentation also contains non-GAAP financial measures and more information about our use of such non-GAAP financial measures, as well as a reconciliation of the most directly comparable historical U.S. GAAP financial measures to the corresponding historical non-GAAP financial measures, which can be found in our related financial filings in the section titled “Reconciliation of Non-GAAP Measures.” Non-GAAP measures should be considered in addition to, not as a substitute for, GAAP results. Important Information About This Presentation

Backblaze ©2026 | 3 Our Mission To make customers unstoppable by solving their toughest data storage challenges.

Backblaze ©2026 | 4 Key Highlights ● 47% B2 revenue growth year over year ● Broad-based customer adoption ○ 4x net new B2 self-serve customers vs last year ○ 254 customers contributing more than $50K in ARR ○ 4 deals greater than $500K in ARR booked AI strategy drives growth

Backblaze B2 is built for this moment

INDUSTRY THEMES

Rapidly expanding storage needs

Greater focus on AI ROI

THE OPPORTUNITY

Backblaze delivers the **scale** and **economics** AI needs.

Note: This slide contains forward-looking statements, which are subject to risks and uncertainties. Actual results may differ materially. See "Cautionary Note Regarding Forward-Looking Statements" for additional information.

Backblaze ©2026 | 5

Connecting with more AI builders

The number of new AI builders entering our pipeline **doubled** in Q3 versus Q2.

AI builders we reach include

Foundation model developers

Physical AI companies

Generative media companies

How we're reaching them

AI search visibility

AI ecosystem relationships

Developer and agent tools

Note: This slide contains forward-looking statements, which are subject to risks and uncertainties. Actual results may differ materially. See "Cautionary Note Regarding Forward-Looking Statements" for additional information.

Backblaze ©2026 | 6

Backblaze ©2026 | 7 AI search visibility drives customer acquisition +230% AI referral traffic y/y Roughly twice the market growth rate of 117%* >2x Conversion vs. organic search Self-serve account creation or contacting sales Trusted content builds authority in AI search *Source: similarweb 2026 Generative AI Landscape: The Evolution of AI Search.

Backblaze ©2026 | 8 Building relationships across the AI ecosystem Hundreds of startups participating in FLAMETHROWER our startup program VC relationships Connect through investor networks Startup communities Meet builders as their businesses develop Industry events TechCrunch and Coast-to-Coast Startup Lab

Backblaze ©2026 | 9 Building for developers and AI agents Open-source B2 MCP server Enables AI agents to use B2 storage within customer-defined permissions AI reference architectures Showing how B2 fits into AI workloads Note: This slide contains forward-looking statements, which are subject to risks and uncertainties. Actual results may differ materially. See “Cautionary Note Regarding Forward-Looking Statements” for additional information.

4 large customer wins with ARR > $500K

CUSTOMER 1	CUSTOMER 2	CUSTOMER 3	CUSTOMER 4
EXPANSION	EXPANSION	EXPANSION	NEW LOGO
AI training data provider	**Generative AI media customer**	**AI audio customer**	**Global networking technology customer**
AI BUILDER	AI BUILDER	AI BUILDER	CORE WORKLOAD
$4M+ expansion to add a new workload on B2	Increased training activity generating more data	Consolidating more data on Backblaze B2	Embedding Powered by Backblaze, our white-label solution

Backblaze ©2026 | 10

AI builder expanded into a new workload

Customer 1 case study



DISCOVER
Customer Referral
LAND
Q1 FY26
Nearly $1M
EXPAND
Q2 FY26
$1M+ expansion
EXPAND
Q3 FY26
$4M+ expansion
Added
Data Processing Workload

TRIAL TO SIGNED DEAL	LAND TO FIRST EXPANSION	CAPACITY VS. INITIAL LAND	AI WORKLOAD
11 days	12 weeks	7.0x	Data Collection & Data Processing

Note: Single customer example. Not indicative of other customers or future results.

Backblaze ©2026 | 11

Backblaze ©2026 | 12 AI growth accelerates demand for our capacity tier • The AI storage opportunity keeps broadening. • Agents accelerate data access and use. • Scale and ROI strengthen the case for B2. Note: This slide contains forward-looking statements, which are subject to risks and uncertainties. Actual results may differ materially. See “Cautionary Note Regarding Forward-Looking Statements” for additional information.

Backblaze ©2026 | 13 Financial Overview Marc Suidan CFO

Backblaze ©2026 | 14 Key Financial Highlights ● B2 ARR: $127M, up 53% year over year ● B2 Rule of 40 Score*: 48 ● Guidance for FY’26: Raised ● Expected Q4 B2 growth: ~60% NOTES: The financial information presented above includes forward-looking statements and non-GAAP financial measures. Forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. See "Cautionary Note Regarding Forward-Looking Statements" for additional information. Adjusted EBITDA Margin, Adjusted Free Cash Flow Margin and ARR are non-GAAP financial measures. Please refer to the Appendix for reconciliations to the most directly comparable GAAP measures. *Rule of 40 score is calculated by adding Q3’26 B2 Growth with Q3’26 Adj. FCF margin.

Backblaze ©2026 | 15 23% Q1’25 29% Q2’25 28% Q3’25 24% Q4’25 24% Q1’26 34% Q2’26 47% Q3’26 B2 growth accelerating B2 REVENUE GROWTH REVENUE DRIVERS DEFINED New Direct Sales Direct-sales-led new-logo acquisition New Self-Serve Product-led new-logo acquisition Direct Cross-Sell / Upsell Direct-sales-led expansion within existing customers Net Organic Growth Organic data growth, net of contraction

Upmarket momentum

$50K+ ARR CUSTOMERS


150
162
168
187
235
254
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

+57% y/y customer count growth

ARR from $50K+ ARR customers

+109% y/y

ARR from $50K+ ARR customers

$50M

Q3 $500K+ ARR WINS

4

new deals

NOTES: The financial information presented above includes forward-looking statements and non-GAAP financial measures. Forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. See "Cautionary Note Regarding Forward-Looking Statements" for additional information. Adjusted EBITDA Margin, Adjusted Free Cash Flow Margin and ARR are non-GAAP financial measures. Please refer to the Appendix for reconciliations to the most directly comparable GAAP measures.

Backblaze ©2026 | 16

Backblaze ©2026 | 17 Financial and operational Q3 highlights REVENUE ($M) Y/Y GROWTH NET REVENUE RETENTION GROSS CUSTOMER RETENTION B2 Cloud Storage $30.5 47% 115% 89% Computer Backup $16.2 -2% 94% 91% Total Company $46.7 26% 105% 91% Note: Some amounts may not sum due to rounding.

Backblaze ©2026 | 18 22% Building a durable business (3%) (11%) Adj. EBITDA Margin 5% IPO 2021 2022 2023 Adj. Free Cash Flow Margin 2024 IPO 2021 2022 2023 2024 (54%) (42%) (29%) YTD 2026 30% YTD 2026 10% (16%)2025 2025 (4%) 1% NOTES: Adjusted EBITDA and Adjusted Free Cash Flow margins shown for the years ending December 31, 2021, 2022, 2023, 2024, and 2025 are based on audited financial data. Please refer to the definitions of Adjusted EBITDA margins and Adjusted Free Cash Flow in the Appendix. A reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for historical results is provided in the Appendix to this presentation. A reconciliation for estimated future results is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future.

Backblaze ©2026 | 19 Q4’26 and full year guidance Q4’26 $49.8 to $50.2 FY 2026 Raised $177.8 to $178.2 Q4’26 32% to 34% FY 2026 Raised 30% to 31% NOTES: The above financial information guidance for Q4 of 2026 and fiscal year 2026 are forward-looking statements. The revenue outlook for fiscal year 2026 also reflects a narrowed range of total Company revenue from the previously announced outlook. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially. A reconciliation of Adjusted EBITDA Margin guidance to GAAP net loss margin is not available on a forward-looking basis without unreasonable effort because certain reconciling items, including stock-based compensation expense, restructuring charges, depreciation and amortization, interest expense, and income tax provisions cannot be reasonably predicted due to their inherent uncertainty and variability. These items could individually or in the aggregate be material to the Company's reported GAAP results. Revenue ($M) Adj. EBITDA Margin

Backblaze ©2026 | 20 Lower funding costs with capped-call protection $201M 0% Capital raised Coupon Illustrative dilution after capped calls, if principal paid in cash. Stock price Net shares issued (millions) Equity dilution Up to $33.76 0 0% $35 0.32 0.5% $41 1.62 2.6% $45 2.29 3.6% 0% coupon financing replaces higher-cost capital leases Note: Equity dilution scenarios are based on 63 million shares outstanding as of September 30, 2026.

Backblaze ©2026 | 21 Capex & Free Cash Flow Reconciliation ($M) Q1’26 Q2’26 Q3’26 2026 YTD Net cash provided by operating activities 3.4 10.4 9.0 22.8 Capital Expenditures* (2.8) (3.9) (5.6) (12.3) Principal payments on finance leases and lease financing obligations (4.2) (4.3) (4.5) (13.0) Adjustments 1.8 0.9 1.7 4.4 Adjusted Free Cash Flow (1.8) 3.2 0.5 1.9 PP&E Additions** 7.7 11.7 13.2 32.6 *Capital expenditures are defined as cash used for purchases of property and equipment and capitalized internal-use software costs. ** PP&E additions represent both cash purchases and equipment acquired through finance leases, net of disposals.

Backblaze ©2026 | 22 Appendix

Backblaze ©2026 | 23 ● “ARR” means Annual Recurring Revenue. For subscription-based arrangements, ARR is calculated by multiplying the monthly revenue for the last month of a period by 12. Beginning in the first quarter of 2026, to improve comparability between periods, we revised our methodology for calculating annual recurring revenue for our consumption-based arrangements to use a daily revenue rate during the last month of the period rather than a monthly rate. Prior period ARR amounts presented have been recast to conform to the current period presentation. ● “Gross Customer Retention” is used to measure our ability to retain our customers and is based on the trailing four-quarter average of the percentage of cohort of customers who were active at the end of the quarter in the prior year that are still active at the end of the current quarter. We calculate our gross customer retention rate for a quarter by dividing (i) the number of accounts that generated revenue in the last month of the current quarter that also generated recurring revenue during the last month of the corresponding quarter in the prior year, by (ii) the number of accounts that generated recurring revenue during the last month of the corresponding quarter in the prior year. ● “NRR” means Net Revenue Retention. To calculate NRR for a specific quarter, we determine the revenue recognized in that quarter from customers who generated revenue during the last month of the same quarter of the previous year. This revenue is then divided by the revenue generated from those same customers in the prior year quarter. Beginning in the first quarter of 2026, we are presenting NRR using a single-quarter calculation, comparing current quarter revenue to the corresponding prior year quarter, rather than an average of quarterly rates over the prior four quarters, in order to provide a more current measure of customer retention. Prior period NRR amounts have been recast to conform to the current period presentation. Definitions

Backblaze ©2026 | 24 ● “Customer” means a customer at the end of any period as a distinct end user, as identified by a unique account identifier, which makes up substantially all of our user base. ● “Adjusted EBITDA” is defined as net loss adjusted to exclude depreciation and amortization, stock-based compensation, interest expense, investment income, income tax provision, realized and unrealized gains and losses on foreign currency transactions, and certain non-recurring, infrequent items, and other items that we do not consider as indicative of our core operating performance, including litigation settlement costs, restructuring charges, stock-based consideration to a customer, impairment of long-lived assets, and other similar charges. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue for the period. We use Adjusted EBITDA and Adjusted EBITDA Margin to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that Adjusted EBITDA and Adjusted EBITDA Margin, when taken together with our GAAP financial results, provide meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider Adjusted EBITDA and Adjusted EBITDA Margin to be important measures because they help illustrate underlying trends in our business and our historical operating performance on a more consistent basis. ● “Adjusted Free Cash Flow” We define adjusted free cash flow as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software costs, principal payments on finance leases and lease financing obligations, as reflected in our consolidated statements of cash flows, and excluding payments on restructuring charges, legal settlement payments, and payments on other non-recurring charges. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by revenue. Definitions

Backblaze ©2026 | 25 ● “Non-GAAP Net Income (Loss)” We define non-GAAP net income (loss) as net income (loss) adjusted to exclude stock-based compensation, realized and unrealized gains and losses on foreign currency transactions, impairment of long-lived assets, restructuring charges, litigation settlement costs, stock-based consideration to a customer, and certain non-recurring, infrequent items, and other items that we do not consider as indicative of our core operating performance. Non-GAAP net income (loss) per share is defined as non-GAAP net income (loss) divided by basic and diluted weighted average common shares outstanding. We believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share, when taken together with our GAAP financial results, provide meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. ● “Adjusted Gross Profit (and Margin)” We define adjusted gross profit as gross profit, excluding stock-based compensation expense, depreciation and amortization, and restructuring charges within cost of revenue. We define adjusted gross margin as adjusted gross profit as a percentage of revenue. We exclude stock-based compensation, which is non-cash, and restructuring charges because we do not consider these items as indicative of our core operating performance. We exclude depreciation expense of our property and equipment and amortization expense of capitalized internal-use software because these may not reflect current or future cash spending levels to support our business. We believe adjusted gross profit (and margin) provides consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations. Definitions

Backblaze ©2026 | 26 Reconciliation of Non-GAAP Measures: Adjusted Gross Margin Adjusted Gross Profit Q3’26 Q3’25 Gross Profit $29.838 $23.071 Gross Margin 64% 62% Adjustments for Cost of Revenue: Stock Based Compensation 0.425 0.318 Depreciation & Amortization(1) 7.442 5.970 Restructuring Charges 0.114 - Adjusted Gross Profit $37.819 $29.359 Adjusted Gross Margin 81% 79% Dollars in Millions (1) $0.1 million of amortization expense recorded to cost of revenue for the three months ended September 30, 2026 is classified as restructuring charges in the table above.

Backblaze ©2026 | 27 Reconciliation of Non-GAAP Measures: Non-GAAP Net Income (Loss) Q3’26 Q3’25 Net Loss $(2.364) $(3.778) Adjustments: Stock Based Compensation(1) 7.304 5.445 Foreign Exchange (Gain) Loss (0.063) (0.189) Litigation settlement costs - 0.150 Restructuring charges 1.723 - Stock-based consideration to a customer 0.070 - Impairment of Long-Lived Assets - 0.258 Non-GAAP Net Income $6.670 $1.886 Adjustments to Non-GAAP net income for diluted EPS 0.144 - Non-GAAP Net Income Attributable to Common Stockholders – Diluted EPS $6.814 $1.886 Non-GAAP Diluted Shares 74.776 60.064 Non-GAAP Net Income (Loss) per Diluted Share $0.09 $0.03 Dollars and Shares in Millions (1) $0.4 million of stock-based compensation expense for the three months ended September 30, 2026 is classified as restructuring charges in the table above.

Backblaze ©2026 | 28 Reconciliation of Non-GAAP Measures: Adjusted EBITDA Q3’26 Q3’25 Net Loss $(2.364) $(3.778) Net Loss Margin -5% -10% Adjustments: Depreciation & Amortization(1) 7.560 6.044 Stock Based Compensation(2) 7.304 5.445 Interest Expense & Investment Income, Net 0.957 0.457 Income tax provision 0.060 - Foreign Exchange (Gain) Loss (0.063) (0.189) Litigation settlement costs - 0.150 Restructuring charges 1.723 - Stock-based consideration to a customer 0.070 - Impairment of Long-Lived Assets - 0.258 Adjusted EBITDA $15.247 $8.387 Adjusted EBITDA Margin 33% 23% Dollars in Millions (1) $0.1 million of amortization expense for the three months ended September 30, 2026 is classified as restructuring charges in the table above. (2) $0.4 million of stock-based compensation expense for the three months ended September 30, 2026 is classified as restructuring charges in the table above.

Backblaze ©2026 | 29 Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow QTD Q3’26 QTD Q3’25 YTD Q3’26 YTD Q3’25 Net Cash Provided by Operating Activities $9.002 $5.743 $22.789 $14.231 Capital Expenditures (5.647) (4.848) (12.262) (10.319) Principal Payments on Finance Leases and Lease Financing Obligations (4.529) (4.621) (13.030) (13.898) Payment on litigation settlement costs 0.008 0.259 0.023 0.271 Payments on restructuring costs 1.680 - 4.396 0.230 Adjusted Free Cash Flow $0.514 ($3.467) $1.916 ($9.485) Adjusted Free Cash Flow Margin 1% (9%) 1% (9%) Dollars in Millions